POWER OF ATTORNEY


	Know all by these present, that the undersigned hereby constitutes and
	appoints David L. Green, Global Payments Inc.?s General Counsel and
	Corporate Secretary, signing singly, his true and lawful attorney-in-fact to:

	(1)	execute for and on behalf of the undersigned Forms 3, 4 and 5
	relating to shares of Global Payments Inc., in accordance with Section 16(a)
	of the Securities Exchange Act of 1934 and the rules thereunder;

	(2)	do and perform any and all acts for and on behalf of the undersigned
	which may be necessary or desirable to complete the execution of any such Form
	3, 4 or 5 and the timely filing of such form with the United States Securities
	and Exchange Commission and any other authority; and

	(3)	take any other action of any type whatsoever in connection with the
	foregoing which, in the opinion of such attorney-in-fact, may be of benefit
	to, in the best interest of, or legally required by, the undersigned, it
	being understood that the documents executed by such attorney-in-fact on
	behalf of the undersigned pursuant to this Power of Attorney shall be in
	such form and shall contain such terms and conditions as such attorney-in-fact
	may approve in her discretion.

	The undersigned grants to such attorney-in-fact full power and authority to
	do and perform all and every act and thing whatsoever requisite, necessary
	and proper to be done in the exercise of any of the rights and powers herein
	granted, as fully to all intents and purposes as such attorney-in-fact might
	or could do if personally present, with full power of substitution or
	revocation, hereby ratifying and confirming all that such attorney-in-fact,
	or her substitute or substitutes, shall lawfully do or cause to be
	done by virtue of this power of attorney and the rights and powers
	herein granted.  The Undersigned acknowledges that the foregoing
	attorney-in-fact, in serving in such capacity at the request
	of the undersigned, is not assuming any of the undersigned's responsibilities
	to comply with Section 16 of the Securities Exchange Act of 1934.

	IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be
	executed this 20th day of November, 2013.




						/s/ Ruth Ann Marshall
						Ruth Ann Marshall